UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2011

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On October 25, 2011, Carver Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the ratification of the independent registered public accountants, an advisory vote regarding the compensation of the Company's named executive officers, an amendment to the Certificate of Incorporation pursuant to which the Company would effect a 1-for-15 reverse stock split of its common stock, and five proposals related to the Company's recent recapitalization. A breakdown of the votes cast is set forth below.

	For	Withheld	Broker non-votes
1. The election of Directors

Robert G. Holland, Jr.	1,751,995	105,019	411,668

Janet L. Rollé	1,752,246	104,769	411,667

2.    The ratification of the appointment of KPMG LLP as independent public accounting firm for the Company for the fiscal year ending March 31, 2011.

For	Against	Abstain	Broker non-votes
2,215,264	35,183	18,236	0

3.    To consider and act upon an advisory, non-binding resolution regarding the compensation of the Company's named executive officers.

For	Against	Abstain	Broker non-votes
1,704,337	74,576	78,415	411,354

4.    To consider and act upon an amendment to the Certificate of Incorporation to effect a 1-for-15 reverse stock split.

For	Against	Abstain	Broker non-votes
2,144,865	108,679	15,138	0

5.    To consider and act upon an amendment to the Certificate of Incorporation increasing the number of shares of authorized common stock.

For	Against	Abstain	Broker non-votes
1,669,897	172,649	14,781	411,355

6.    To consider and act upon the conversion of 55,000 shares of the Company's Series C Preferred Stock into shares of common stock and Series D Preferred Stock.

For	Against	Abstain	Broker non-votes
1,712,016	131,440	13,872	411,354

7.    To consider and act upon the issuance of up to 45,118 shares of Series D Preferred Stock.

For	Against	Abstain	Broker non-votes
1,717,431	126,052	13,845	411,354

8.    To consider and act upon the subsequent conversion of the Series D Preferred Stock into shares of common stock in the event of certain transfers.

For	Against	Abstain	Broker non-votes
1,709,761	130,212	17,354	411,355

9.    To consider and act upon the exchange of 18,980 shares of Series B Preferred Stock held by the United States Department of the Treasury for shares of common stock.

For	Against	Abstain	Broker non-votes
1,788,723	50,689	17,915	411,355

10.    To consider and act upon an amendment to the Certificate of Incorporation that will permit the United States Department of the Treasury to vote shares of common stock in excess of 10% of the Company's outstanding common stock.

For	Against	Abstain	Broker non-votes
1,799,135	41,891	16,300	411,356

Item 9.01.    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

CARVER BANCORP, INC.
DATE: October 27, 2011	By:	/s/ Mark A. Ricca
Mark A. Ricca
Executive Vice President, Chief Financial Officer and Chief Administrative Officer